Exhibit 31.2
CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY

ACT OF
2002
I, Kofi A. Bruce, certify that:

1. I have reviewed this annual report on Form 10-K of General Mills, Inc.;
2. Based

on

my

knowledge,

this

report

does

not

contain

any

untrue

statement

of

a

material

fact

or

omit

to

state

a

material

fact
necessary

to make

the statements

made,

in light

of the

circumstances under

which

such statements

were made,

not misleading

with
respect to the period covered by this report;
3. Based

on

my

knowledge,

the

financial

statements,

and

other

financial

information

included

in

this

report,

fairly

present

in

all
material respects

the financial

condition, results

of operations

and cash

flows of

the registrant

as of,

and for,

the periods

presented in
this report;
4. The registrant’s

other certifying officer

and I are responsible

for establishing and

maintaining disclosure controls

and procedures
(as defined in

Exchange Act Rules 13a-15(e)

and 15d-15(e)) and

internal control over

financial reporting (as

defined in Exchange

Act
Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
(a) designed such

disclosure controls

and procedures,

or caused

such disclosure

controls and

procedures to

be designed

under our
supervision, to

ensure that

material information

relating to the

registrant, including

its consolidated

subsidiaries, is made

known to us
by others within those entities, particularly during the period in which this report is being prepared;
(b) designed

such internal

control over

financial reporting,

or caused

such internal

control over

financial reporting

to be

designed
under our

supervision, to

provide reasonable

assurance regarding

the reliability

of financial

reporting and

the preparation

of financial
statements for external purposes in accordance with generally accepted accounting principles;
(c) evaluated

the

effectiveness

of

the

registrant’s

disclosure

controls

and

procedures

and

presented

in

this report

our

conclusions
about

the

effectiveness

of

the

disclosure

controls

and

procedures,

as

of

the

end

of

the

period

covered

by

this

report

based

on

such
evaluation; and
(d) disclosed

in

this

report

any

change

in

the

registrant’s

internal

control

over

financial

reporting

that

occurred

during

the
registrant’s

most recent fiscal quarter

(the registrant’s

fourth fiscal quarter in

the case of an annual

report) that has materially

affected,
or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5. The

registrant’s

other

certifying

officer

and

I

have

disclosed,

based

on

our

most

recent

evaluation

of

internal

control

over
financial reporting, to the registrant’s

auditors and the audit committee of

the registrant’s board of

directors (or persons performing the
equivalent functions):
(a) all significant

deficiencies and

material weaknesses in

the design

or operation of

internal control over

financial reporting

which
are reasonably likely to adversely affect the registrant’s

ability to record, process, summarize and report financial information; and
(b) any fraud,

whether or not

material, that

involves management or

other employees who

have a significant

role in the

registrant’s
internal control over financial reporting.
Date:

June 28, 2023
/s/ Kofi A. Bruce

Kofi A. Bruce
Chief Financial Officer